Blueprint long-term momentum in free cash flow 2© Pegasystems Inc.

Safe Harbor Statement Certain statements in this presentation may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, opportunities, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements, including the projections of future free cash flow, ACV growth, and capital return contained in this presentation. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions. Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements include our ability to execute on our strategy, the success of our investments in our technology and business including artificial intelligence, competitive pressures, our ability to grow our business and revenues, and the factors described in the Company’s press release announcing its Q1 2026 results and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other recent filings with the SEC. Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise. Any forward-looking statements in this presentation represent our views as of June 8, 2026. Non-GAAP Financial Measures Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. They are not a substitute for financial measures prepared under U.S. GAAP. Constant currency measures are calculated by applying the Q1 2025 foreign exchange rates to all periods shown. Reconciliations of GAAP and non-GAAP measures are in the Company’s press release announcing its Q1 2026 results and at the end of this presentation. Additional Notes This presentation may contain industry market data, industry forecasts, and other statistical information. Such information was obtained from publicly available information, industry publications, and other third-party sources, and the Company makes no representations as to the accuracy of such information. The Company has not independently verified any such information. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of the date of this presentation, all of which are subject to change. © Pegasystems Inc. 3

To Ask a Question... Email pegainvestorrelations@pega.com peter.welburn@pega.com in the ROOM Raise your hand Wait for the microphone Please state your name and the firm you are with 1 2 3 on the PHONE ? © Pegasystems Inc. 4 ?

We’ve Transformed Our Business Model

Completed multi-year subscription transition & achieved Rule of 40 to balance growth & profit



Subscription Transition
$570M
ACV
$1,255M
ACV
$1,622M
ACV
2018
2022
2023
2024
2025
Q1 2026
Rule of 40 1
ACV Growth (2)
Free Cash Flow Margin (3)
~14%
~26%
~35%
~45%

(1) Rule of 40 is a performance metric calculated by adding the annual contract value ("ACV") growth rate and the free cash flow margin. We also provide a table of supplemental information of other items that affected our cash flows and Rule of 40 achievement in the appendix to this presentation.

(2) ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.

(3) Our free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP. A reconciliation of cash provided by operating activities to free cash flow is in the appendix to this presentation. Free cash flow margin is free cash flow divided by total ACV in constant currency.

PEGA

© Pegasystems Inc

5

© Pegasystems Inc 6 ACV Growth Driven by Pega Cloud As reported 16% Pega Cloud ACV Pega Cloud ACV Growth Accelerated from 16% in Q1 of 2024 to 29% in Q1 of 2026 year over year 29% Pega Cloud ACV 23% Pega Cloud ACV Q1 24 Q1 26 Q1 25

© Pegasystems Inc © Pegasystems Inc 7 We Have Several Levers to Deliver Durable ACV Growth A Significant Expansion Opportunity Cross-sell & upsell into the base B Pega Blueprint AI C New Logos Win new clients with Blueprint  Pega Cloud Growth Acceleration  Capturing new workloads & new logos

© Pegasystems Inc Trending Pipeline Data Total Pipeline ($M) New Logos Pipeline ($M) Q1 2025 Q1 2026 +126% # of New Logos with Pipeline +65%+29% Year-over-year growth in TOTAL PIPELINE Year-over-year growth in NEW LOGOS © Pegasystems Inc. 8

© Pegasystems Inc 9 Superior Product Features Facilitating thousands of mission-critical workflows, making replacement costly and risky 01 Trust & Governance by Design Enables auditability and policy enforcement required in regulated industries 02 Built for Change Clients evolve workflows and decisioning over time without costly re-platforming 03 Deep Industry Specialization Purpose built for highly regulated industries 04 System of Coordination for AI Controls processes, data, and agents across the enterprise 05 A Mission-Critical Platform with Competitive Advantages 9

© Pegasystems Inc 10 Progress against long-term financial model Financial metrics (other than revenue) presented are non-GAAP. For additional information, including a reconciliation of GAAP and non-GAAP measures, refer to the schedules at the end of this document. And Our Margins Have Been Improving Over Time % of revenue Gross Margin Sales & Marketing Research & Development LONG-TERM MODEL TIMELINE TARGETS for 2027/2028 80% 30% 17% 2022 74% 43% 20% 2023 76% 35% 18% 2024 76% 32% 18% 2025 77% 30% 16% Targets announced in 2023 © Pegasystems Inc. Operating Margin 6% 19% 22% 28%

© Pegasystems Inc© Pegasystems Inc 11A reconciliation of cash provided by operating activities to free cash flow is in the appendix to this presentation. Free cash flow guidance for fiscal year 2026 as of Feb. 10, 2026. A New Era of Free Cash Flow Growth and Durability SUBSCRIPTION TRANSITION DURABLE CASH FLOW: Defining Pega’s Next Chapter ($M) $(53) $(26) $(13) FREE CASH FLOW ~15% to ~20% TARGET FREE CASH FLOW Growth Year Over Year 202120202019 2022 2023 2024 2025 2026G 2027T 2028T $29 $201 $338 $491 $575 $700+

© Pegasystems Inc© Pegasystems Inc 12 Capital Allocation Strategy Focused on Increasing Returns to Shareholders Pay a Dividend Pay a consistent and growing dividend Optimize Debt Properly pay down debt as needed (currently debt free) Repurchase Shares Use a substantial portion of available free cash flow for opportunistic buybacks BUY 12

© Pegasystems Inc 13 Capital returned to shareholders increased materially with more than $600M returned from 2023-25 Free cash flow is a non-GAAP financial measure. A reconciliation of cash provided by operating activities to free cash flow is in the appendix to this presentation. Total returns to date is representative of total cash used for share repurchases and dividends since the inception of our capital return program. Future returns based on forecasts and are subject to risks and uncertainties. Strong Cash Flow Supporting Meaningful Shareholder Returns 5% 24% 105% Dividends Share Repurchases $600M+ Returned to shareholders from 2023-2025 ~60% of cumulative free cash flow ~80% of Q1 2026 free cash flow returned to shareholders Capital Returned as a % of Free Cash Flow © Pegasystems Inc.

© Pegasystems Inc © Pegasystems Inc 14Illustrative scenario based on sustained free cash flow generation and disciplined repurchase execution. Future repurchases remain subject to risks and uncertainties. Opportunity to Drive Meaningful Per-Share Value Accretion 2023 2024 2025 2026G 2027T 2028T FREE CASH FLOW Shares Outstanding Potential to meaningfully reduce shares outstanding

© Pegasystems Inc 15 Stock-Based Compensation Philosophy Balancing talent investment with shareholder value protection A DISCIPLINED APPROACH TO EQUITY COMPENSATION & DILUTION 2023 2024 20252023 2024 2025 Stock-Based Compensation as a Percentage of ANNUAL REVENUE Stock-Based Compensation as a Percentage of MARKET CAPITALIZATION 10% or lower is disciplined for a mid-cap software company 1.5% to 2.5% is a healthy range for mid-cap software company 10.0% 8.9% 9.6% 3.5% 1.8% 1.5%

© Pegasystems Inc PEGA CLOUD ACV OPERATING MARGIN FREE CASH FLOW CAPITAL RETURN Pega Cloud ACV growth will drive overall ACV growth Outstanding momentum has led to expanding operating margins Robust ACV growth and improving margins expected to result in improving free cash flow Consistent and growing dividend and share reduction 75%+ of total ACV in a timeless model Continue margin expansion 35% to 40%+ free cash flow margins in timeless model $600M+ returned from 2023 to 2025 $ Leading with Strength. Investing with Purpose. Delivering Value. 16© Pegasystems Inc.

Key Takeaways Pega Blueprint AI, strong existing client relationships, and a large addressable market create foundation for durable long-term growth & free cash flow. Completion of the subscription transition and disciplined execution put Pega on a strong trajectory toward sustained profitability. Strong free cash flow and disciplined capital allocation support long-term valuation creation. 1 2 3 © Pegasystems Inc. 17

Q&A © Pegasystems Inc. 18

To Ask a Question... Email pegainvestorrelations@pega.com peter.welburn@pega.com in the ROOM Raise your hand Wait for the microphone Please state your name and the firm you are with 1 2 3 on the PHONE ? © Pegasystems Inc. 19 ?

20 © Pegasystems Inc. 20

Definitions & Non- GAAP Reconciliations © Pegasystems Inc. 21

Appendix - Definitions 1. Rule of 40: A performance metric calculated by adding the annual contract value (“ACV”) growth rate and the free cash flow margin. We also provide a table of Rule of 40 achievement within the appendix of this presentation. 2. Annual Contract Value (“ACV”): represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors. 3. Free Cash Flow: is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP. A reconciliation of cash provided by operating activities to free cash flow is within the appendix of this presentation. 4. Free Cash Flow Margin: is calculated by comparing the respective free cash flow to total ACV in constant currency. 5. Non-GAAP Gross Margin: is defined as GAAP gross margin less the impacts of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation. 6. Non-GAAP Operating Margin: is defined as GAAP operating margin less the impacts of stock-based compensation, restructuring, litigation settlement, net of recoveries, and legal fees. Non-GAAP operating margin is calculated by comparing the respective non-GAAP operating income to total revenue. 7. Non-GAAP Sales and Marketing Expense: is defined as GAAP sales and marketing expense less the impact of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock- based compensation. The related margin is expressed as a percentage of total revenue for the respective periods. 8. Non-GAAP Research and Development Expense: is defined as GAAP research and development expense less the impact of stock-based compensation. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.The related margin is expressed as a percentage of total revenue for the respective periods. 22© Pegasystems Inc.

GAAP to Non-GAAP Margin Reconciliation Year Ended December 31, Targets Announced in 2023 2022 2023 2024 2025 2027/2028 Gross Margin % - GAAP 72% 74% 74% 76% 77 % Stock-Based Compensation 2% 2% 2% 1% 3 % Gross Margin % - Non-GAAP 74% 76% 76% 77% 80 % Sales and Marketing % - GAAP 47% 39% 36% 33% 34 % Stock-Based Compensation (4) % (4) % (4) % (3) % (4) % Sales and Marketing % - Non-GAAP 43% 35% 32% 30% 30 % Research and Development % - GAAP 22% 21% 20% 18% 19 % Stock-Based Compensation (2) % (3) % (2) % (2) % (2) % Research and Development % - Non-GAAP 20% 18% 18% 16% 17% 23© Pegasystems Inc.

GAAP to Non-GAAP Operating Income Reconciliation Year Ended December 31, (in millions) 2022 2023 2024 2025 Income (loss) from operations - GAAP $ (109) $ 81 $ 124 $ 263 Stock-Based Compensation 122 143 143 155 Amortization of Intangible Assets 4 4 3 3 Restructuring 22 22 5 12 Litigation settlement, net of recoveries — — 32 10 Legal fees 38 14 19 39 Other 3 1 (1) (1) Income from operations - Non-GAAP $ 80 $ 265 $ 325 $ 481 © Pegasystems Inc.24© Pegasystems Inc.

GAAP to Non-GAAP Operating Margin Reconciliation Year Ended December 31, 2022 2023 2024 2025 Operating Margin % - GAAP (8) % 6% 8% 15 % Stock-Based Compensation 9% 10% 10% 9 % Restructuring 2% 2% — % 1 % Litigation settlement, net of recoveries — % — % 2% 1 % Legal fees 3% 1% 2% 2 % Operating Margin % - Non-GAAP 6% 19% 22% 28% 25© Pegasystems Inc.

Free Cash Flow Reconciliation Year Ended Three Months Ended December 31, March 31, Guidance Target (in millions, except percentages) 2019 2020 2021 2022 2023 2024 2025 2026 2026 2028 Cash flows provided by operating activities $ (42) $ (1) $ 39 $ 22 $ 218 $ 346 $ 505 $ 212 $ 595 $ 715 Investment in property and equipment (11) (25) (10) (35) (17) (8) (14) (5) (20) (15) Free Cash Flow $ (53) $ (26) $ 29 $ (13) $ 201 $ 338 $ 491 $ 207 $ 575 $ 700 Margin, as a percentage of ACV constant currency: Operating Cash Flow Margin 2% 17% 25% 32 % Investment in property and equipment (3) % (1) % (1) % (1) % Free Cash Flow Margin (1) % 16% 24% 31% 26Free cash flow guidance for fiscal year 2026 as of Feb. 10, 2026. © Pegasystems Inc.

Rule of 40 Reconciliation Year Ended December 31, (in millions, except percentages) 2022 2023 2024 2025 Growth Growth Growth Growth ACV (Constant Currency) $ 1,127 15% $ 1,245 10% $ 1,385 11% $ 1,578 14 % Margin Margin Margin Margin Free Cash Flow $ (13) (1) % $ 201 16% $ 338 24% $491 31 % Rule of 40 achievement 14% 26% 35% 45% 27© Pegasystems Inc.

Reconciliation of Pega Cloud ACV and Pega Cloud ACV (Constant Currency) March 31, (in millions, except percentages) 2023 2024 2025 2026 Pega Cloud ACV (As Reported) $ 491 $ 570 $ 701 $ 907 Impact of changes in foreign exchange rates (1) 1 — (18) Pega Cloud ACV (Constant Currency) $ 490 $ 571 $ 701 $ 889 Year over Year Growth Percentage: Pega Cloud ACV (As Reported) 16% 23% 29 % Impact of changes in foreign exchange rates 1% — % (2) % Pega Cloud ACV (Constant Currency) 17% 23% 27% 28© Pegasystems Inc.

Reconciliation of ACV and ACV (Constant Currency) (in millions) December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 ACV (As Reported) $ 1,126 $ 1,255 $ 1,372 $ 1,608 Impact of changes in foreign exchange rates 1 (10) 13 (30) ACV (Constant Currency) $ 1,127 $ 1,245 $ 1,385 $ 1,578 29© Pegasystems Inc.